UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2023

MOUNTAIN & CO. I ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41021	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807		19807
(Address of principal executive offices)		(Zip Code)

+1 302 273 0765

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	MCAA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MCAAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MCAAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on August 11, 2023, Mountain & Co. I Acquisition Corp., a Cayman Islands exempted company (“Mountain”), and Futbol Club Barcelona, a sport association (asociación deportiva) (“FCB”), entered into a Business Combination Agreement, by and among Mountain, FCB, and Barça Produccions S.L., a Spanish limited liability corporation wholly owned by FCB (“BP”), as amended on September 8, 2023 (the “Business Combination Agreement”).

On October 26, 2023, Mountain, FCB and BP entered into an Amended and Restated Business Combination Agreement (the “A&R Business Combination Agreement”).

The A&R Business Combination Agreement, among others:

•	amends Section 6.6(a) of the Business Combination Agreement to provide that until the earlier of the closing of the transactions contemplated by the A&R Business Combination Agreement or the termination of the A&R Business Combination Agreement, each of FCB, BP, a newly-formed Netherlands private limited liability company to be renamed Barça Media (“TopCo”) and Bridgeburg Invest, S.L. (the “Company”) will not (i) enter any contract to sell or transfer any assets related to the Business (as defined in the A&R Business Combination Agreement) that are owned by FCB or any of its subsidiaries, any assets owned by any Group Company (as defined in the A&R Business Combination Agreement) or any assets of the Business or any equity securities of FCB or any of its subsidiaries that owns any assets related to the Business, any Group Company, TopCo or the Cayman Islands exempted company which will be a wholly owned subsidiary of TopCo (“Merger Sub”) (an “Acquisition Proposal”), provided that any transactions carried out in the ordinary course of business consistent with past practice of FCB or BP will not constitute an “Acquisition Proposal” for the purposes of Section 6.6(a); or (ii) take any steps in connection with (A) a business combination with a special purpose acquisition company (other than Mountain) or (B) a public offering or direct listing of any equity securities of FCB or any of its subsidiaries. FCB may still engage in discussions or negotiations with any third party with respect to an Acquisition Proposal. Section 6.6(a) of the Business Combination Agreement previously provided that each of FCB, BP, TopCo and the Company shall not solicit or otherwise cooperate or encourage any Acquisition Proposal, disclose any non-public information in connection with an Acquisition Proposal or enter into any Contract regarding an Acquisition Proposal; and shall notify Mountain promptly upon receipt of any Acquisition Proposal;

•	amends Section 7.1(h) of the Business Combination Agreement to provide that TopCo, Mountain and their respective subsidiaries must, prior to payment of certain expenses, have in the aggregate not less than €90 million in cash (i) pursuant to amounts held in or out of Mountain’s trust account (other than amounts that are required to be paid from Mountain’s trust account to a segregated account pursuant to the Forward Purchase Agreement, dated as of July 31, 2023, by and among Mountain, Meteora Special Opportunity Fund I, LP, Meteora Capital Partners, LP, Meteora Select Trading Opportunities Master, LP and Meteora Strategic Capital, LLC) or (ii) raised in a financing (the “Minimum Cash Condition”). The Minimum Cash Condition amount will be reduced by any cash amounts received by FCB, whether in connection with the transactions contemplated by the A&R Business Combination Agreement, the Bridgeburg Agreements (as defined in the A&R Business Combination Agreement) or other agreements or transactions involving the sale of ordinary shares of the Company to any third party that are on terms no less favorable to FCB than those of the Shares Sale and Purchase Agreement, dated as of August 11, 2023, by and among LIBERO Football Finance AG, BP, Mountain and Blaugrana (the “Libero SPA”). Section 7.1(h) of the Business Combination Agreement previously provided that TopCo, Mountain and their respective subsidiaries shall have in the aggregate not less than €50 million in cash pursuant to amounts held in or out of Mountain's trust account or raised in a financing;

•	amends Section 7.3(d) of the Business Combination Agreement to provide that the unpaid Mountain Expenses (as defined in the A&R Business Combination Agreement) shall not exceed an aggregate of €25 million. Section 7.3(d) of the Business Combination Agreement previously provided that the unpaid Mountain Expenses shall not exceed an aggregate of €40 million;

•	amends Section 7.3(e) of the Business Combination Agreement to provide that FCB’s obligations to consummate the transactions contemplated by the A&R Business Combination Agreement shall be subject to the condition that the RemainCo Entities (as defined in the A&R Business Combination Agreement) have received €40 million in cash whether in connection with the transactions contemplated by the A&R Business Combination Agreement, the Bridgeburg Agreements, or other agreements or transactions involving the sale of ordinary shares of the Company to any third party that are on terms no less favorable to FCB than those of the Libero SPA. Section 7.3(e) of the Business Combination Agreement previously provided that FCB’s obligations to consummate the transactions shall be subject to the condition that the RemainCo Entities have received approximately the following amounts in cash in connection with the sale of shares of the Company by Orpheus Media, S.L. and Blaugrana Invest, S.á.r.l. to third parties by the following specified dates: (i) €20 million on or prior to August 11, 2023 (which amount was received by the RemainCo Entities on August 11, 2023), and (ii) €40 million in one or more payments (on terms and conditions no less favorable to FCB than those set forth in the Libero SPA and the Shares Sale and Purchase Agreement, dated as of August 11, 2023, by and among LIBERO Football Finance AG, BP, Mountain and Orpheus) prior to or on October 10, 2023 (the “Original Proceeds Condition Deadline”, and the condition described in clauses (i) and (ii), the “Original Proceeds Condition”);

•	amends Section 8.1(h) of the Business Combination Agreement to provide that FCB may, in its sole and absolute discretion, terminate the A&R Business Combination Agreement at any time after December 31, 2023, if on or before such date (i) the RemainCo Entities have not completed a sale of ordinary shares of the Company on terms no less favorable for them than those of the Libero SPA and received cash proceeds in an amount not less than €40 million (a “Bridgeburg Transaction”) and (ii) cash proceeds of not less than €40 million have not been provided in escrow with the only condition to the release of such funds to FCB being the occurrence of the closing of the transactions contemplated by the A&R Business Combination Agreement. Section 8.1(h) of the Business Combination Agreement previously provided that FCB may, in its sole and absolute discretion, terminate the Business Combination Agreement (x) at any time from and after September 8, 2023, until the Original Proceeds Condition Deadline and (y) if the Original Proceeds Condition has not been satisfied by the Original Proceeds Condition Deadline.

There can be no assurance that a Bridgeburg Transaction will be completed. Furthermore, after December 31, 2023 and until the completion of a Bridgeburg Transaction or cash proceeds of not less than €40 million have been provided in escrow (with the only condition to the release of such funds to FCB being the occurrence of the closing of the transactions contemplated by the A&R Business Combination Agreement), FCB may, in its sole and absolute discretion, terminate the A&R Business Combination Agreement at any time.

A copy of the A&R Business Combination Agreement is filed with this current report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the A&R Business Combination Agreement is qualified in its entirety by reference thereto.

Item 7.01 Regulation FD Disclosure.

On October 26, 2023, Mountain and FCB, issued a press release announcing their entry into the A&R Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”),or the Exchange Act.

Additional Information and Where to Find It

In connection with the proposed transaction, TopCo intends to file with the SEC a Registration Statement that will include a prospectus with respect to TopCo’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of Mountain to vote on the business combination. Shareholders of Mountain and other interested persons are encouraged to read, when available, the preliminary proxy statement/prospectus as well as other documents to be filed with the SEC because these documents will contain important information about TopCo, the Company, Mountain and the business combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus to be included in the Registration Statement will be mailed to shareholders of Mountain as of a record date to be established for voting on the proposed transaction. Once available, shareholders of Mountain will also be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Mountain & Co. I Acquisition Corp., 4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807. The preliminary and definitive proxy statement/prospectus to be included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Mountain, the Company and TopCo and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Mountain and their ownership is set forth in Mountain’s filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2022 and subsequent filings, including quarterly reports on Form 10-Q and Forms 4. Information about the Company and TopCo’s respective directors and executive officers and their ownership will be set forth in the preliminary and definitive proxy statement/prospectus to be included in the Registration Statement. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Mountain’s shareholders in connection with the potential transaction will be set forth in the preliminary and definitive proxy statement/prospectus to be included in the Registration Statement. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Mountain & Co. I Acquisition Corp., 4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Mountain, the Company and TopCo. In some cases, you can identify forward-looking statements by the following words: “budget,” “may,” “will,” “could,” “would,” “should,” “forecast,” “future,” “might,” “outlook,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed transaction, are also forward-looking statements. These forward-looking statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Most of these factors are outside Mountain’s, the Company’s and TopCo’s control and are difficult to predict. Forward-looking statements in this communication include, but are not limited to, statements regarding the proposed transaction, including the timing and structure of the transaction, and the satisfaction of the closing conditions to the proposed transaction, including Section 7.3(e) of the A&R Business Combination Agreement. These forward-looking statements are subject to a number of risks and uncertainties, including, among others: changes in domestic and foreign business, market, financial, political and legal conditions; the ability to complete the business combination due to the requirement to obtain approval from Mountain’s shareholders and FCB’s general assembly, and to satisfy other closing conditions in the A&R Business Combination Agreement, including Section 7.3(e) of the A&R Business Combination Agreement; FCB’s ability to terminate the A&R Business Combination Agreement if funding of €40 million has not been received by or committed to FCB by December 31, 2023 pursuant to Section 8.1(h) of the A&R Business Combination Agreement; the parties’ ability to successfully negotiate and enter into the ancillary agreements to the A&R Business Combination Agreement, including, but not limited to, the content production and license agreement; the occurrence of any event that could give rise to the termination of the A&R Business Combination Agreement; the outcome of any legal proceedings that have been or may be instituted against Mountain, the Company, FCB or others; the ability to recognize the anticipated benefits of the proposed transaction; the amount of redemption requests made by Mountain’s public shareholders; whether TopCo’s shares will be approved for listing on the Nasdaq and the ability to meet stock exchange listing standards following the consummation of the proposed transaction; the ability of MCAA to maintain its listing on Nasdaq prior to the consummation of the proposed transaction; the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and thereafter; costs related to the proposed transaction; the Company’s ability to grow and achieve its business objectives; the effects of competition on the Company’s future business; changes in consumer viewing habits and the emergence of new content distribution platforms; the Company’s ability to execute a digital media strategy that generates the revenue anticipated; the Company’s ability to maintain, enhance and protect and the Company’s dependence on the popularity of FCB’s brand and reputation; the Company’s ability to adequately protect against media piracy; the ability of Mountain, TopCo or the Company to issue equity or obtain financing in connection with the proposed transaction or in the future; and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by TopCo with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2022 of Mountain and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC.

The forward-looking statements in this communication speak only as of the date of this communication. However, while Mountain, the Company and TopCo may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Mountain, the Company and TopCo as of any date subsequent to the date of this communication.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Mountain or TopCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Amended and Restated Business Combination Agreement, dated October 26, 2023, by and among Futbol Club Barcelona, Barça Produccions S.L., and Mountain & Co. I Acquisition Corp.

99.1	Press Release, dated October 26, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2023	MOUNTAIN & CO. I ACQUISITION CORP.

	By:	/s/ Alexander Hornung
	Name:	Alexander Hornung
	Title:	Chief Financial Officer